UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 4, 2023

Date of Report (date of earliest event reported)

Rivian Automotive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41042	47-3544981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14600 Myford Road

Irvine, California 92606

(Address of principal executive offices) (Zip code)

(888) 748-4261

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 4, 2023, Rivian Automotive, Inc. (the “Company”) announced its intention to offer, subject to market and other conditions, $1,500,000,000 million aggregate principal amount of green convertible senior notes due 2030 (the “notes”) in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the proposed offering of the notes, the Company provided prospective investors with a preliminary offering memorandum dated October 4, 2023 (the “Preliminary Offering Memorandum”).

The Preliminary Offering Memorandum contains certain preliminary unaudited financial information of the Company as of and for the three months ended September 30, 2023. The preliminary unaudited financial results are furnished under the heading “Estimated Preliminary Results as of and for the Three Months Ended September 30, 2023” in Exhibit 99.1 to this report.

The information furnished pursuant to Item 2.02 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in Item 2.02 of this report, including the portion of Exhibit 99.1 entitled “Estimated Preliminary Results as of and for the Three Months Ended September 30, 2023” and the information related thereto.

Item 8.01. Other Events.

On October 4, 2023, the Company issued a press release announcing its intention to offer, subject to market and other conditions, the notes. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

This report does not constitute an offer to sell or a solicitation of an offer to buy the notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. The notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Excerpts from the Preliminary Offering Memorandum

99.2	Press Release, dated October 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: October 4, 2023	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer